Exhibit 99.1
GameStop Reports Fourth Quarter and Fiscal Year 2024 Results

GRAPEVINE, Texas--(BUSINESS WIRE)--March 25, 2025-- GameStop Corp. (NYSE: GME) (“GameStop” or the “Company”) today released financial results for the fourth quarter and fiscal year ended February 1, 2025. The Company’s consolidated financial statements, including GAAP and non-GAAP results, are below. The Company’s Form 10-K and supplemental information can be found at https://investor.gamestop.com.

FOURTH QUARTER OVERVIEW

•Net sales were $1.283 billion for the fourth quarter, compared to $1.794 billion in the prior year's fourth quarter.

•Selling, general and administrative (“SG&A”) expenses were $282.5 million for the fourth quarter, compared to $359.2 million in the prior year's fourth quarter.

•Net income was $131.3 million for the fourth quarter, compared to net income of $63.1 million for the prior year’s fourth quarter.

•Adjusted EBITDA of $96.5 million for the fourth quarter, compared to adjusted EBITDA of $88.0 million for the prior year's fourth quarter.

•Cash, cash equivalents and marketable securities were $4.775 billion at the close of the quarter.

•Completed divestiture of Italy and the wind-down of store operations in Germany.

FULL YEAR OVERVIEW

•Net sales were $3.823 billion for fiscal year 2024, compared to $5.273 billion for fiscal year 2023.

•SG&A expenses were $1.130 billion for fiscal year 2024, compared to $1.324 billion for fiscal year 2023.

•Net income was $131.3 million for fiscal year 2024, compared to a net income of $6.7 million for fiscal year 2023.

•Adjusted EBITDA of $36.1 million for fiscal year 2024, compared to adjusted EBITDA of $64.7 million for fiscal year 2023.

The Company will not be holding a conference call today. Additional information can be found in the Company’s Form 10-K.

NON-GAAP MEASURES AND OTHER METRICS

As a supplement to the Company’s financial results presented in accordance with U.S. generally accepted accounting principles ("GAAP"), GameStop may use certain non-GAAP measures, such as adjusted SG&A expenses, adjusted operating income (loss), adjusted net income (loss), adjusted earnings (loss) per share, adjusted EBITDA and free cash flow. The Company believes these non-GAAP financial measures provide useful information to investors in evaluating the Company’s core operating performance. Adjusted SG&A expenses, adjusted operating income (loss), adjusted net income (loss), adjusted earnings (loss) per share and adjusted EBITDA exclude the effect of discreetly managed items such as certain transformation costs, asset impairments, severance, as well as divestiture costs, which we believe is useful in providing period-to-period comparisons. Free cash flow excludes capital expenditures otherwise included in net cash flows (used in) provided by operating activities, and therefore measures our ability to generate additional cash from our business operations, which we believe is an important financial measure for use by investors in evaluating the Company's financial performance.

The Company’s definition and calculation of non-GAAP financial measures may differ from that of other companies. Non-GAAP financial measures should be viewed as supplementing, and not as an alternative or substitute for, the Company’s financial results prepared in accordance with GAAP. Certain of the items that may be excluded or included in non-GAAP financial measures may be significant items that could impact the Company’s financial position, results of operations or cash flows and should therefore be considered in assessing the Company’s actual and future financial condition and performance.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS - SAFE HARBOR

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, forward-looking statements can be identified by the use of terms such as "anticipates," believes," "continues," "could," estimates," "expects," "intends," "may," "plans," potential," predicts," "pro forma," seeks," "should," "will" or similar expressions. Forward-looking statements are subject to significant risks and uncertainties and actual developments, business decisions, outcomes and results may differ materially from those reflected or described in the forward-looking statements. The following factors, among others, could cause actual developments, business decisions, outcomes and results to differ materially from those reflected or described in the forward-looking statements: economic, social, and political conditions in the markets in which we operate; the competitive nature of the Company’s industry; the cyclicality of the video game industry; the Company’s dependence on the timely delivery of new and innovative products from its vendors; the impact of technological advances in the video game industry and related changes in consumer behavior on the Company’s sales; interruptions to the Company’s supply chain or the supply chain of our suppliers; the Company’s dependence on sales during the holiday selling season; the Company’s ability to obtain favorable terms from its current and future suppliers and service providers; the Company’s ability to anticipate, identify and react to trends in pop culture with regard to its sales of collectibles; the Company’s ability to maintain strong retail and ecommerce experiences for its customers; the Company’s ability to keep pace with changing industry technology and consumer preferences; the Company’s ability to manage its profitability and cost reduction initiatives; changes in senior management or the Company’s ability to attract and retain qualified personnel; potential damage to the Company’s reputation or customers' perception of the Company; the Company's ability, or the ability of the third parties with whom we work, to maintain the security of our information technology systems or data (including customer, associate or Company information); the Company's compliance with stringent and evolving laws and other obligations related to data privacy and security; occurrence of weather events, natural disasters, public health crises and other unexpected events; risks associated with inventory shrinkage; potential failure or inadequacy of the Company's computerized systems; the ability of the Company’s third party delivery services to deliver products to the Company’s retail locations, fulfillment centers and consumers and changes in the terms the Company has with such service providers; the ability and willingness of the Company’s vendors to provide marketing and merchandising support at historical or anticipated levels; restrictions on the Company’s ability to purchase and sell pre-owned products; the Company’s ability to renew or enter into new leases on favorable terms; unfavorable changes in the Company’s global tax rate; legislative actions; the Company’s ability to comply with federal, state, local and international laws and regulations and statutes; changes to tariff and import/export regulations; potential litigation and other legal proceedings; the value of the Company's investment holdings; concentration of the Company's investment portfolio into one or fewer holdings; the recognition of losses in a particular investment even if the Company has not sold the investment; volatility in the Company’s stock price, including volatility due to potential short squeezes; continued high degrees of media coverage by third parties; the availability and future sales of substantial amounts of the Company’s Class A common stock; fluctuations in the Company’s results of operations from quarter to quarter; the Company’s ability to generate sufficient cash flow to fund its operations; the Company’s ability to incur additional debt; risks associated with the Company’s investment in marketable, nonmarketable and interest-bearing securities, including the impact of such investments on Company’s financial results; the Company's investment policy permits investments in certain cryptocurrency assets, including Bitcoin and U.S. dollar-denominated stable coins, and if the Company acquires Bitcoin or U.S. dollar denominated stable coins, the Company will be exposed to certain risks associated with Bitcoin or stable coins, respectively; and the Company’s ability to maintain effective internal control over financial reporting. Additional factors that could cause results to differ materially from those reflected or described in the forward-looking statements can be found in GameStop's most recent Annual Report on Form 10-K and other filings made from time to time with the SEC and available at www.sec.gov or on the Company’s investor relations website (https://investor.gamestop.com). Forward-looking statements contained in this press release speak only as of the date of this press release. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by any applicable securities laws.

GameStop Corp.
Consolidated Statements of Operations
(in millions, except per share data)
(unaudited)

	13 Weeks Ended February 1, 2025	14 Weeks Ended February 3, 2024
Net sales	$1,282.6	$1,793.6
Cost of sales	919.2	1,374.4
Gross profit	363.4	419.2
Selling, general and administrative expenses	282.5	359.2
Asset impairments	1.1	4.8
Operating earnings	79.8	55.2
Interest income, net	(54.8)	(15.3)
Other income, net	—	(0.5)
Earnings before income taxes	134.6	71.0
Income tax expense, net	3.3	7.9
Net income	$131.3	$63.1

Earnings per share:
Basic earnings per share	$0.29	$0.21
Diluted earnings per share	0.29	0.21

Weighted average common shares outstanding:
Basic	446.9	305.6
Diluted	447.7	305.7

Percentage of Net Sales:
Net sales	100.0%	100.0%
Cost of sales	71.7%	76.6%
Gross profit	28.3%	23.4%
Selling, general and administrative expenses	22.0%	20.0%
Asset impairments	0.1%	0.3%
Operating earnings	6.2%	3.1%
Interest income, net	(4.3)%	(0.9)%
Other income, net	—%	—%
Earnings before income taxes	10.5%	4.0%
Income tax expense, net	0.3%	0.5%
Net income	10.2%	3.5%

GameStop Corp.
Consolidated Statements of Operations
(in millions, except per share data)
(unaudited)

	52 weeks ended February 1, 2025	53 weeks ended February 3, 2024
Net sales	$3,823.0	$5,272.8
Cost of sales	2,709.1	3,978.6
Gross profit	1,113.9	1,294.2
Selling, general and administrative expenses	1,130.4	1,323.9
Asset impairments	9.7	4.8
Operating loss	(26.2)	(34.5)
Interest income, net	(163.4)	(49.5)
Other expense, net	—	1.9
Income before income taxes	137.2	13.1
Income tax expense, net	5.9	6.4
Net income	$131.3	$6.7

Earnings per share:
Basic earnings per share	$0.33	$0.02
Diluted earnings per share	0.33	0.02

Weighted average common shares outstanding:
Basic	394.1	305.1
Diluted	394.7	305.2

Percentage of Net Sales:
Net sales	100.0%	100.0%
Cost of sales	70.9%	75.5%
Gross profit	29.1%	24.5%
Selling, general and administrative expenses	29.6%	25.1%
Asset impairments	0.2%	0.1%
Operating loss	(0.7)%	(0.7)%
Interest income, net	(4.3)%	(0.9)%
Other expense, net	—%	—%
Income before income taxes	3.6%	0.2%
Income tax expense, net	0.2%	0.1%
Net income	3.4%	0.1%

GameStop Corp.
Consolidated Balance Sheets
(in millions)
(unaudited)

	February 1, 2025	February 3, 2024
Current assets:
Cash and cash equivalents	$4,756.9	$921.7
Marketable securities	18.0	277.6
Receivables, net of allowance of $4.7 and $4.4, respectively	60.9	91.0
Merchandise inventories, net	480.2	632.5
Prepaid expenses and other current assets	39.0	51.4
Total current assets	5,355.0	1,974.2
Property and equipment, net of accumulated depreciation of $684.2 and $851.2, respectively	68.2	94.9
Operating lease right-of-use assets	374.1	555.8
Deferred income taxes	18.1	17.3
Other noncurrent assets	60.0	66.8
Total assets	$5,875.4	$2,709.0

Current liabilities:
Accounts payable	$148.6	$324.0
Accrued liabilities and other current liabilities	362.2	412.0
Current portion of operating lease liabilities	144.3	187.7
Current portion of long-term debt	10.3	10.8
Total current liabilities	665.4	934.5
Long-term debt	6.6	17.7
Operating lease liabilities	249.5	386.6
Other long-term liabilities	24.1	31.6
Total liabilities	945.6	1,370.4
Stockholders’ equity	4,929.8	1,338.6
Total liabilities and stockholders’ equity	$5,875.4	$2,709.0

GameStop Corp.
Consolidated Statements of Cash Flows
(in millions)
(unaudited)

	13 Weeks Ended February 1, 2025	14 Weeks Ended February 3, 2024
Cash flows from operating activities:
Net income	$131.3	$63.1
Adjustments to reconcile net income to net cash flows from operating activities:
Depreciation and amortization	6.0	18.6
Asset impairments	1.1	4.8
Stock-based compensation expense, net	5.5	8.2
Deferred income taxes	(1.8)	(0.1)
(Gain) loss on disposal of property and equipment, net	(0.7)	6.5
Other, net	0.1	(2.1)
Changes in operating assets and liabilities:
Receivables, net	(4.9)	(0.7)
Merchandise inventories, net	293.1	397.0
Prepaid expenses and other assets	97.5	4.7
Prepaid income taxes and income taxes payable	10.4	2.7
Accounts payable and accrued liabilities	(367.3)	(512.2)
Operating lease right-of-use assets and lease liabilities	1.0	(1.0)
Changes in other long-term liabilities	(9.0)	(0.5)
Net cash flows provided by (used in) operating activities	162.3	(11.0)
Cash flows from investing activities:
Capital expenditures	(3.5)	(7.7)
Purchases of marketable securities	(32.2)	(13.8)
Proceeds from maturities of marketable securities	42.9	42.1
Proceeds from sale of a business unit	7.0	—
Other	3.2	—
Net cash flows provided by investing activities	17.4	20.6
Cash flows from financing activities:
Repayments of French term loans	(2.5)	(2.7)
Settlement of stock-based awards	—	(0.8)
Net cash flows used in financing activities	(2.5)	(3.5)
Exchange rate effect on cash, cash equivalents and restricted cash	(4.0)	3.6
Increase in cash, cash equivalents and restricted cash	173.2	9.7
Cash, cash equivalents and restricted cash at beginning of period	4,616.6	929.2
Cash, cash equivalents and restricted cash at end of period	$4,789.8	$938.9

GameStop Corp.
Consolidated Statements of Cash Flows
(in millions)
(unaudited)

	52 weeks ended February 1, 2025	53 weeks ended February 3, 2024
Cash flows from operating activities:
Net income	$131.3	$6.7
Adjustments to reconcile net income to net cash flows from operating activities:
Depreciation and amortization	38.9	56.2
Asset impairments	9.7	4.8
Stock-based compensation expense, net	16.4	22.2
Deferred income taxes	(1.8)	(0.1)
(Gain) loss on disposal of property and equipment, net	(7.1)	1.5
Other, net	1.2	0.8
Changes in operating assets and liabilities:
Receivables, net	28.9	65.0
Merchandise inventories, net	94.5	39.9
Prepaid expenses and other assets	4.9	10.4
Prepaid income taxes and income taxes payable	3.7	(2.4)
Accounts payable and accrued liabilities	(179.5)	(397.7)
Operating lease right-of-use assets and lease liabilities	1.6	(8.1)
Changes in other long-term liabilities	3.0	(2.9)
Net cash flows provided by (used in) operating activities	145.7	(203.7)
Cash flows from investing activities:
Capital expenditures	(16.1)	(34.9)
Purchases of marketable securities	(61.4)	(326.8)
Proceeds from maturities and sales of marketable securities	316.8	312.6
Proceeds from sale of property and equipment	15.3	13.1
Proceeds from the sale of a business unit	7.0	—
Proceeds from sale of digital assets	—	2.8
Other	3.5	—
Net cash flows provided by (used) in investing activities	265.1	(33.2)
Cash flows from financing activities:
Proceeds from the issuance of shares in at-the-market (ATM) offerings, net of costs	3,453.8	—
Repayments of French term loans	(10.8)	(10.7)
Settlement of stock-based awards	—	(0.9)
Net cash flows provided by (used in) financing activities	3,443.0	(11.6)
Exchange rate effect on cash, cash equivalents and restricted cash	(2.9)	(8.6)
Increase (decrease) in cash, cash equivalents and restricted cash	3,850.9	(257.1)
Cash, cash equivalents and restricted cash at beginning of period	938.9	1,196.0
Cash, cash equivalents and restricted cash at end of period	$4,789.8	$938.9

GameStop Corp.
Schedule I
Sales Mix
(in millions)
(unaudited)

	13 Weeks Ended February 1, 2025		14 Weeks Ended February 3, 2024
Net Sales:	Net Sales	Percent of Total	Net Sales	Percent of Total

Hardware and accessories(1)	$725.8	56.6%	$1,094.6	61.0%
Software(2)	286.2	22.3%	465.3	26.0%
Collectibles	270.6	21.1%	233.7	13.0%
Total	$1,282.6	100.0%	$1,793.6	100.0%

	52 weeks ended February 1, 2025		53 weeks ended February 3, 2024
Net Sales:	Net Sales	Percent of Total	Net Sales	Percent of Total

Hardware and accessories(1)	$2,099.7	54.9%	$2,996.8	56.8%
Software(2)	1,005.4	26.3%	1,522.0	28.9%
Collectibles	717.9	18.8%	754.0	14.3%
Total	$3,823.0	100.0%	$5,272.8	100.0%

(1) Includes sales of new and pre-owned hardware, accessories, hardware bundles in which hardware and digital or physical software are sold together in a single SKU, interactive game figures, strategy guides, mobile and consumer electronics.
(2) Includes sales of new and pre-owned gaming software, digital software and PC entertainment software.

GameStop Corp.
Schedule II
(in millions)
(unaudited)

Non-GAAP results
The following tables reconcile the Company's SG&A expenses, operating earnings (loss), net income, and earnings per share as presented in its consolidated statements of operations and prepared in accordance with U.S. generally accepted accounting principles ("GAAP") to its adjusted SG&A expenses, adjusted operating income (loss), adjusted net income, adjusted earnings per share and adjusted EBITDA. The diluted weighted-average shares outstanding used to calculate adjusted earnings per share may differ from GAAP weighted-average shares outstanding. Under GAAP, basic and diluted weighted-average shares outstanding are the same in periods where there is a net loss. The tax adjustments below for the 14 and 53 weeks ended February 1, 2025, respectively, include provisions for the tax effects of non-GAAP adjustments. The reconciliations below are from continuing operations only.

	13 Weeks Ended February 1, 2025	14 Weeks Ended February 3, 2024	52 Weeks Ended February 1, 2025	53 Weeks Ended February 3, 2024
Adjusted SG&A Expenses
SG&A expenses	$282.5	$359.2	$1,130.4	$1,323.9
Transformation costs(1)	(3.5)	(0.3)	10.3	(5.0)
Adjusted SG&A expenses	$279.0	$358.9	$1,140.7	$1,318.9

	13 Weeks Ended February 1, 2025	14 Weeks Ended February 3, 2024	52 Weeks Ended February 1, 2025	53 Weeks Ended February 3, 2024
Adjusted Operating Income (Loss)
Operating earnings (loss)	$79.8	$55.2	$(26.2)	$(34.5)
Transformation costs(1)	3.5	0.3	(10.3)	5.0
Asset impairments(2)	1.1	4.8	9.7	4.8
Adjusted operating income (loss)	$84.4	$60.3	$(26.8)	$(24.7)

	13 Weeks Ended February 1, 2025	14 Weeks Ended February 3, 2024	52 Weeks Ended February 1, 2025	53 Weeks Ended February 3, 2024
Adjusted Net Income
Net income	$131.3	$63.1	$131.3	$6.7
Transformation costs(1)	3.5	0.3	(10.3)	5.0
Asset impairments(2)	1.1	4.8	9.7	4.8
Divestitures and other	0.5	(0.5)	0.5	0.9
Adjusted net income	$136.4	$67.7	$131.2	$17.4

Adjusted Earnings Per Share
Basic
GAAP Earnings Per Share	$0.29	$0.21	$0.33	$0.02
Adjustments	0.02	0.01	—	0.04
Adjusted Earnings Per Share	$0.31	$0.22	$0.33	$0.06
Diluted
GAAP Earnings Per Share	$0.29	$0.21	$0.33	$0.02
Adjustments	0.01	0.01	—	0.04
Adjusted Earnings Per Share	$0.30	$0.22	$0.33	$0.06

Number of shares used in adjusted calculation
Basic	446.9	305.6	394.1	305.1
Diluted	447.7	305.7	394.7	305.2

(1) Transformation costs include severance, stock-based compensation forfeitures related to workforce optimization efforts and departures of key personnel, and other costs in connection with our transformation initiatives. In fiscal 2024, transformation costs also included adjustments to reserves for expenses for consultants and advisors related to transformation initiatives.

(2) For fiscal 2024, asset impairments includes expenses incurred in connection with plans initiated during the third quarter of fiscal 2024 to divest our operations in Italy and wind down our operations in Germany, as well as other store-level asset impairment. For fiscal 2023, asset impairments includes store-level asset impairment.

	13 Weeks Ended February 1, 2025	14 Weeks Ended February 2, 2024	52 Weeks Ended February 1, 2025	53 Weeks Ended February 3, 2024
Reconciliation of Adjusted EBITDA to Net Income
Net income	$131.3	$63.1	$131.3	$6.7
Interest income, net	(54.8)	(15.3)	(163.4)	(49.5)
Depreciation and amortization	6.0	18.6	38.9	56.2
Income tax expense, net	3.3	7.9	5.9	6.4
EBITDA	$85.8	$74.3	$12.7	$19.8
Stock-based compensation expense	5.6	9.1	23.5	34.2
Transformation costs(1)	3.5	0.3	(10.3)	5.0
Asset impairments(2)	1.1	4.8	9.7	4.8
Divestitures and other	0.5	(0.5)	0.5	0.9
Adjusted EBITDA	$96.5	$88.0	$36.1	$64.7

(1) Transformation costs include severance, stock-based compensation forfeitures related to workforce optimization efforts and departures of key personnel, and other costs in connection with our transformation initiatives. In fiscal 2024, transformation costs also included adjustments to reserves for expenses for consultants and advisors related to transformation initiatives.

(2) For fiscal 2024, asset impairments includes expenses incurred in connection with plans initiated during the third quarter of fiscal 2024 to divest our operations in Italy and wind down our operations in Germany, as well as other store-level asset impairment. For fiscal 2023, asset impairments includes store-level asset impairment.

GameStop Corp.
Schedule III
(in millions)
(unaudited)

Non-GAAP results

The following table reconciles the Company's cash flows provided by (used in) operating activities as presented in its Consolidated Statements of Cash Flows and prepared in accordance with GAAP to its free cash flow. Free cash flow is considered a non-GAAP financial measure. Management believes, however, that free cash flow, which measures our ability to generate additional cash from our business operations, is an important financial measure for use by investors in evaluating the Company’s financial performance.

	13 Weeks Ended February 1, 2025	14 Weeks Ended February 3, 2024	52 Weeks Ended February 1, 2025	53 Weeks Ended February 3, 2024
Net cash flows provided by (used in) operating activities	$162.3	$(11.0)	$145.7	$(203.7)
Capital expenditures	(3.5)	(7.7)	(16.1)	(34.9)
Free cash flow	$158.8	$(18.7)	$129.6	$(238.6)

Non-GAAP Measures and Other Metrics
Adjusted EBITDA, adjusted SG&A expenses, adjusted operating income (loss), adjusted net income, and adjusted earnings per share are supplemental financial measures of the Company’s performance that are not required by, or presented in accordance with GAAP. We believe that the presentation of these non-GAAP financial measures provides useful information to investors in assessing our financial condition and results of operations.

We define adjusted EBITDA as net income before income taxes, plus net interest income, depreciation and amortization, stock-based compensation expense, transformation costs, business divestitures, fixed asset impairments, severance and certain other non-cash charges. Net income is the GAAP financial measure most directly comparable to adjusted EBITDA. Our non-GAAP financial measures should not be considered as an alternative to the most directly comparable GAAP financial measure. Furthermore, non-GAAP financial measures have limitations as an analytical tool because they exclude some but not all items that affect the most directly comparable GAAP financial measures. Some of these limitations include:

•certain items excluded from adjusted EBITDA are significant components in understanding and assessing a company’s financial performance, such as a company’s cost of capital and tax structure;
•adjusted EBITDA does not reflect our cash expenditures or future requirements for capital expenditures or contractual commitments;
•adjusted EBITDA does not reflect changes in, or cash requirements for our working capital needs;
•although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and adjusted EBITDA does not reflect any cash requirements for such replacements; and
•our computations of adjusted EBITDA may not be comparable to other similarly titled measures of other companies.

We compensate for the limitations of adjusted EBITDA, adjusted SG&A expenses, adjusted operating income (loss), adjusted net income, adjusted earnings per share and free cash flow as analytical tools by reviewing the comparable GAAP financial measure, understanding the differences between the GAAP and non-GAAP financial measures and incorporating these data points into our decision-making process. Adjusted EBITDA, adjusted SG&A expenses, adjusted operating (loss) income, adjusted net income, adjusted earnings per share and free cash flow are provided in addition to, and not as an alternative to, the Company’s financial results prepared in accordance with GAAP, and should not be considered in isolation or as a substitute for analysis of our results as reported under GAAP. Because adjusted EBITDA, adjusted SG&A expenses, adjusted operating (loss) income, adjusted net income, adjusted earnings per share and free cash flow may be defined and determined differently by other companies in our industry, our definitions of these non-GAAP financial measures may not be comparable to similarly titled measures of other companies, thereby diminishing their utility.

Contact

GameStop Corp. Investor Relations
(817) 424-2001
ir@gamestop.com